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Exhibit 10.28: Class K Stock Purchase Warrant

THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). SUCH SECURITIES MAY NOT BE OFFERED OR SOLD OR TRANSFERRED IN THE UNITED STATES OR TO U.S. PERSONS IN THE ABSENCE OF SUCH REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE SECURITIES ACT WHICH, EXCEPT IN THE CASE OF AN EXEMPTION PURSUANT TO (A) RULE 144 UNDER THE SECURITIES ACT, OR (B) REGULATION S PROMULGATED UNDER THE SECURITIES ACT, IS CONFIRMED IN A LEGAL OPINION SATISFACTORY TO THE COMPANY.

Warrant No. K-001                                      Date:     April 25, 2001
                                       Warrant Expiration Date:  April 25, 2004


                         CLASS K STOCK PURCHASE WARRANT
                      TO PURCHASE SHARES OF COMMON STOCK OF
                       VOICE MOBILITY INTERNATIONAL, INC.


         THIS CLASS K STOCK PURCHASE WARRANT (this "WARRANT") certifies that, for value received, Ibex Investments Ltd. (the "INVESTOR"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time after the date hereof and on or prior to April 25, 2004 (the "TERMINATION DATE"), but not thereafter, to subscribe for and purchase from VOICE MOBILITY INTERNATIONAL, INC., a Nevada corporation (the "COMPANY"), 100,000 shares of Common Stock (the "WARRANT SHARES") on the terms and at the Exercise Price set forth below. This Warrant is being issued in connection with the Nonnegotiable Promissory Note (the "NOTE"), dated as of even date herewith, made by the Company in favor of the Investor, and is subject to the terms of the Note.

         The purchase price of one share of Common Stock (the "EXERCISE PRICE") under this Warrant shall be shall be One Dollar and Fifty Cents (US$1.50). The Exercise Price and the number of shares for which the Warrant is exercisable shall be subject to adjustment as provided herein.

         1. TITLE OF WARRANT. This Warrant shall be issued in the name of the Investor. This Warrant is not transferable.

         2. AUTHORIZATION OF SHARES. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant and payment in full of the Exercise Price, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. EXERCISE OF WARRANT. This Warrant may not be exercised in the United States or by or on behalf of a U.S. person unless it has been registered under the


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Securities Act of 1933, as amended (the "SECURITIES Act"), and any applicable
State securities laws, or unless an exemption from such registration requirements is available. Exercise of the purchase rights represented by this Warrant may be made at any time or times one day after the date hereof, in whole or in part, before the close of business on the Termination Date by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Investor at the address of the Investor appearing on the books of the Company) and upon payment of the Exercise Price of the shares thereby purchased; whereupon the Investor shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the Investor within five (5) business days after the date on which this Warrant shall have been exercised as aforesaid. Payment of the Exercise Price of the shares may be by certified check or cashier's check or by wire transfer to an account designated by the Company in an amount equal to the Exercise Price multiplied by the number of shares being purchased.

         4. NO FRACTIONAL SHARES OR SCRIP. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         5. CHARGES, TAXES AND EXPENSES. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the Investor for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Investor.

         6. RESTRICTIONS ON TRANSFER OF WARRANT SHARES.

                  (a) Investor hereby agrees that Investor shall sell not, transfer, assign or distribute, either directly or indirectly, any of the Warrant Shares other than in accordance with and pursuant to the Securities Act and any exemptions from registration thereunder, including without limitation, Rule 144 or Regulation S. Notwithstanding the foregoing, Investor agrees that Investor will not transfer, assign or distribute, either directly or indirectly, any of the Warrant Shares pursuant to an exemption from registration under the Securities Act and any applicable State securities laws unless all appropriate action necessary for compliance with such exemption (including Rule 144 promulgated under the Securities Act) shall have been taken. Any transferee of the Warrant Shares must agree in writing to comply with the provisions of this
Section 6(a) with respect to any resale or other disposition of such securities.

                  (b) The Company shall not be required to: (i) transfer on its books any Warrant Shares that have been sold, transferred, assigned or distributed in violation of the provisions of Section 6(a), or (ii) treat as the owner of the Warrant Shares, or otherwise to accord voting or dividend rights to, any transferee to whom Warrant Shares have been transferred in contravention of this Agreement.

                  (c) Unless the Warrant Shares have been registered under the Securities Act, or are exempt from registration, upon exercise of the Warrant or any


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portion thereof and the issuance of any Warrant Shares, all certificates representing Warrant Shares shall bear on the face thereof substantially the following legend:

                  THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AS APPLICABLE, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (A) IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, (B) PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND APPROPRIATE QUALIFICATION UNDER THE SECURITIES LAWS OF ANY APPLICABLE STATE, OR (C) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS. NO HEDGING TRANSACTIONS INVOLVING THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY BE CONDUCTED EXCEPT IN COMPLIANCE WITH THE SECURITIES ACT.
The Investor agrees and acknowledges that this Warrant is being purchased for its own account, for investment purposes only, and not for the account of any other person, and not with a view to distribution, assignment, pledge or resale to others or to fractionalization in whole or in part. The Investor further represents, warrants and agrees as follows: no other person has or will have a direct or indirect beneficial interest in this Warrant and the Investor will not sell, hypothecate or otherwise transfer the Warrant except in accordance with the Securities Act and applicable state securities laws or unless, in the opinion of counsel for the Investor acceptable to the Company, an exemption from the registration requirements of the Securities Act and such laws is available; and that Investor is an "accredited investor" under the Securities Act.

         7. CLOSING OF BOOKS. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

         8. NO RIGHTS AS SHAREHOLDER UNTIL EXERCISE. This Warrant does not entitle the Investor to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase of Warrant Shares the Investor shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to the Investor as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

         9. LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant, and in case of


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loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor and dated as of such cancellation, in lieu of this Warrant.

         10. SATURDAYS, SUNDAYS, HOLIDAYS, ETC. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the United States, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         11. ADJUSTMENTS OF EXERCISE PRICE AND NUMBER OF WARRANT SHARES. In the event of any stock split, reverse stock split, stock dividend, reclassification or similar event affecting the Common Stock occurring after the date hereof (each an "ADJUSTMENT TRANSACTION"), (i) the Exercise Price shall be adjusted by multiplying it by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such Adjustment Transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such Adjustment Transaction, and (ii) the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted by multiplying it by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately after such Adjustment Transaction, and the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such Adjustment Transaction; PROVIDED, HOWEVER, that the Company shall not issue any fractional shares of Common Stock in any exercise of this Warrant, and the number of shares of Common Stock issuable upon such exercise, if not a whole number, shall be rounded up to the next whole number of shares.

         12. VOLUNTARY ADJUSTMENT BY THE COMPANY. The Company may at its discretion, at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         13. NOTICE OF ADJUSTMENT. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the Investor notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

         14. AUTHORIZED SHARES. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a


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sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board or any domestic securities exchange upon which the Common Stock may be listed.

         15. MISCELLANEOUS.

                  (a) ISSUE DATE; JURISDICTION. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the parties hereto. This Warrant shall constitute a contract under the laws and jurisdiction of the state of Nevada and for all purposes shall be construed in accordance with and governed by the laws of said state without regard to its conflict of law, principles or rules.

                  (b) RESTRICTIONS. The Investor acknowledges that the Common Stock acquired upon the exercise of this Warrant, if not registered, may have restrictions upon its resale imposed by state and federal securities laws.

                  (c) MODIFICATION AND WAIVER. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) NOTICES. Any notice, request or other document required or permitted to be given or delivered to the Investor or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to the Investor at its address as shown on the books of the Company or to the Company at the address set forth in the Note.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.
Dated:   April 25, 2001

                                   VOICE MOBILITY INTERNATIONAL, INC.



                                   By:
                                        ---------------------------------------
                                   Name:
                                        ---------------------------------------
                                   Title:
                                         --------------------------------------


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                               NOTICE OF EXERCISE


To:      Voice Mobility International, Inc.

                  (1) The undersigned hereby elects to purchase
_________________ shares of Common Stock of Voice Mobility International, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

                  (2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned.




Dated:                                 [INVESTOR]
      -------------


                                       By:
                                            -----------------------------------
                                       Name:
                                              ---------------------------------
                                       Title:
                                             ----------------------------------


NOTE: Signature must conform in all respects to holder's name as specified on the face of the attached warrant.


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